UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 3, 2018 (July 13, 2018)

Spectrum Brands Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-4219	74-1339132
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3001 Deming Way Middleton, Wisconsin	53562
(Address of Principal Executive Offices)	(Zip Code)

(608) 275-3340

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends Item 9.01 of the Current Report on Form 8-K filed by Spectrum Brands Holdings, Inc. (f/k/a HRG Group, Inc.), a Delaware corporation (the “Company”), on July 13, 2018 (the “Original Report”), in which the Company reported, among other events, the completion of the merger (the “Merger”) of a subsidiary of the Company with Spectrum Brands Legacy, Inc. (f/k/a Spectrum Brands Holdings, Inc.), a Delaware corporation (“Spectrum Brands Legacy”). This Amendment provides (i) the historical financial statements required by Item 9.01(a) and (ii) the unaudited pro forma financial information required by Item 9.01(b) that were omitted from the Original Report in reliance on Item 9.01(a)(4) and Item 9.01(b)(2), respectively. This Amendment does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report. All information contained in the Original Report is subject to updating and supplementing as provided in the Company’s reports filed with the Securities and Exchange Commission subsequent to the date on which the Original Report was filed.

Item 9.01.	Financial Statements and Exhibits

(a)(1) Audited Financial Statements of Business Acquired.

The audited financial statements of Spectrum Brands Legacy as of and for the years ended September 30, 2017 and 2016, including the reports of its independent accounting firm, KPMG LLP, are incorporated herein by reference to the Current Report on Form 8-K filed by Spectrum Brands Legacy on March 30, 2018.

(a)(1) Unaudited Financial Statements of Business Acquired.

The unaudited financial statements of Spectrum Brands Legacy as of April 1, 2018 and for the six months ended April 1, 2018 and April 2, 2017 are incorporated herein by reference to the Quarterly Report on Form 10-Q filed by Spectrum Brands Legacy on May 3, 2018.

(b) Pro Forma Financial Information.

The pro forma effect of the Merger on the Company is described in the unaudited pro forma condensed consolidated balance sheet of the Company as of March 31, 2018, the unaudited pro forma combined condensed statements of income of the Company for the six months ended March 31, 2018 and for the year ended September 30, 2017, and the notes thereto that are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

The following exhibits are attached hereto:

Exhibit No.	Description of Exhibit

23.1	Consent of KPMG LLP.

99.1*	Audited financial statements of Spectrum Brands Legacy, Inc. (f/k/a Spectrum Brands Holdings, Inc.) for the years ended September 30, 2017 and 2016 (incorporated herein by reference to the Current Report on Form 8-K filed by Spectrum Brands Legacy, Inc. (File No. 001-34757) on March 30, 2018).

99.2*	Unaudited financial statements of Spectrum Brands Legacy, Inc. (f/k/a Spectrum Brands Holdings, Inc.) for the six months ended April 1, 2018 and April 2, 2017 (incorporated herein by reference to the Quarterly Report on Form 10-Q filed by Spectrum Brands Legacy, Inc. (File No. 001-34757) on May 3, 2018).

99.3	Unaudited pro forma combined condensed balance sheet of Spectrum Brands Holdings, Inc. as of March 31, 2018, and the unaudited pro forma combined condensed statements of income of Spectrum Brands Holdings, Inc. for the six months ended March 31, 2018 and for the year ended September 30, 2017.

*	Incorporated by reference and not filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 3, 2018

SPECTRUM BRANDS HOLDINGS, INC.

By:	/s/ Doug L. Martin
Doug L. Martin Executive Vice President, Chief Financial Officer